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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported) March 19, 1999
                                                 ______________



                              Just For Feet, Inc.
________________________________________________________________________________
            (Exact name of registrant as specified in its charter)


Delaware                              0-23570                       63-0734234
_______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)         (IRS Employer
of incorporation)                                            Identification No.)



7400 Cahaba Valley Road, Birmingham, Alabama                        35242
________________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code          (205) 408-3000
                                                   _____________________________

                                      N/A
________________________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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     On March 19, 1999, the Registrant issued a press release announcing its intention to make a private offering of $200.0 million of Senior Subordinated Notes due 2009 to qualified institutional buyers and non-U.S. persons. A copy of the press release is filed herewith as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

     (a)  Financial Statements:  None
     (b)  Pro Forma Financial Statements:  None
     (c)  Exhibits.  The following exhibits are filed with this Report:

          99.1 - Press Release of the Registrant (March 19, 1999)



                                      -2-


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   JUST FOR FEET, INC.



                                   By: /s/ Eric L. Tyra
                                       -----------------------------------------
                                       Name:  Eric L. Tyra
                                       Title: Executive Vice President and Chief
                                              Financial Officer

Dated: March 31, 1999